Freshworks Reports Third Quarter 2021 Results
•Total revenue grew 46% year-over-year
•Net dollar retention rate of 117%, up 8 percentage points year-over-year
•Announced annual user conference Refresh

San Mateo, Calif. – November 2, 2021 – Freshworks Inc. (NASDAQ: FRSH), a leading software company empowering businesses to delight their customers and employees, today announced financial results for its third quarter ended September 30, 2021.

“Our strong third quarter results reflect the continued adoption of our modern and easy-to-use products by companies of all sizes,” said Girish Mathrubootham, CEO and founder of Freshworks. “We grew 46% year over year, and saw healthy expansion activity from our customer base.”

Third Quarter 2021 Financial Summary Results

•Revenue: Total revenue was $96.6 million, representing growth of 46% compared to the third quarter of 2020.

•GAAP (Loss) Income from Operations: GAAP (loss) from operations was $(140.3) million, compared to GAAP income from operations of $0.1 million in the third quarter of 2020.

•Non-GAAP (Loss) Income from Operations: Non-GAAP (loss) from operations was $(1.5) million, compared to non-GAAP income from operations of $1.2 million in the third quarter of 2020.

•GAAP Net (Loss) Per Share: GAAP net (loss) per share was $(24.72) based on 95.9 million weighted-average shares outstanding, compared to $(3.49) based on 76.9 million weighted-average shares outstanding in the third quarter of 2020.

•Non-GAAP Net (Loss) Income Per Share: Non-GAAP basic and diluted net (loss) per share was $(0.04) based on 95.9 million weighted-average shares outstanding; compared to a non-GAAP basic and diluted net income per share of $0.03 and $0.01, respectively, based on 76.9 million and 233.6 million weighted-average shares outstanding, respectively, in the third quarter of 2020.

•Net Cash (Used in) Provided by Operating Activities: Net cash (used in) operating activities was $(2.0) million, compared to net cash provided by operating activities of $12.8 million in the third quarter of 2020.

•Free Cash Flow: Free cash flow was $(4.2) million, compared to $10.3 million in the third quarter of 2020.

•Cash, Cash Equivalents and Restricted Cash and Marketable Securities: Cash, cash equivalents, and restricted cash and marketable securities were $1.3 billion as of September 30, 2021.

A description of non-GAAP financial measures is contained in the section titled "Explanation of Non-GAAP Financial Measures" below and a reconciliation of GAAP to non-GAAP financial measures is contained in the tables below.

Third Quarter Key Metrics and Recent Business Highlights

•Number of customers contributing more than $5,000 in ARR was 14,079, an increase of 31% year-over-year.

•Net dollar retention rate was 117%, compared to 118% in the second quarter of 2021 and 109% in the third quarter of 2020.

•Completed an Initial Public Offering and listed as FRSH on NASDAQ.

•Welcomed new customers to the Freshworks community including: Double Diamond Resorts, ForgeRock, Hunter College NY, Lucidworks, Phillips, Scotch and Soda, Smashburger, Toyota Connected India, Watsons, and more.

•Included in the 2021 Gartner Magic Quadrant for IT Service Management (ITSM) Tools as a "Challenger".

•Promoted Pam Sergeeff as its Chief Legal Officer & General Counsel.

•Appointed former CEO of NetSuite, Zach Nelson, and SVP and Chief Product Officer at Cloudflare, Jennifer Taylor, to the board of directors.

•Announced Refresh, the Freshworks annual user conference, to be held November 11, with customer speakers from African Bank, Carrefour, Clopay, Dwyer, PowerSchool, Shopify, and more.

•Realized gain from an equity investment in a private company resulting in cash proceeds of $24 million.

Financial Outlook

We are providing estimates for the fourth quarter and full year 2021 based on current market conditions and expectations. We emphasize that these estimates are subject to various important cautionary factors referenced in the section entitled “Forward-Looking Statements” below, including risks and uncertainties associated with the ongoing COVID-19 pandemic.

For the fourth quarter and full year 2021, Freshworks currently expects the following results:

Fourth Quarter 2021
Total revenue of $99.0 million - $101.0 million
Non-GAAP loss from operations of $13.5 million - $11.5 million
Non-GAAP net loss per share(1) of $0.07 - $0.05

Full Year 2021
Total revenue of $364.5 million - $366.5 million
Non-GAAP loss from operations of $21.0 million - $19.0 million
Non-GAAP net loss per share(1) of $0.22 - $0.20

(1) Non-GAAP net loss per share was estimated assuming 269.1 million and 130.4 million weighted-average shares outstanding for the fourth quarter and full year 2021, respectively.

These statements are forward-looking and actual results may differ materially. Refer to the “Forward-Looking Statements” safe harbor section below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Freshworks has not reconciled its estimates for non-GAAP loss from operations to GAAP loss from operations or non-GAAP net loss per share to GAAP net loss per share due to the uncertainty and potential variability of expenses that may be incurred in the future. Accordingly, a reconciliation is not available without unreasonable effort. Freshworks has provided a reconciliation of other GAAP to non-GAAP financial measures in the financial statement tables for its third quarter 2021 non-GAAP results included in this press release.

Webcast and Conference Call Information

Freshworks will host a conference call for investors on November 2, 2021 at 2:00 p.m. Pacific Time / 5:00 p.m. Eastern Time to discuss the company’s financial results and business highlights. Investors are invited to listen to a live audio webcast of the conference call by visiting the investor relations website at ir.freshworks.com. A replay of the audio webcast will be available shortly after the call on the Freshworks Investor Relations website.

Explanation of Non-GAAP Financial Measures

In addition to financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this press release and the accompanying tables contain non-GAAP financial measures, including, non-GAAP gross profit, non-GAAP gross margin, non-GAAP sales and marketing expense, non-GAAP research and development expense, non-GAAP general and administrative expense, non-GAAP loss from operations, non-GAAP operating margin, non-GAAP net loss, non-GAAP net loss per share, non-GAAP net loss attributable to common stockholders, and free cash flow. The presentation of these financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

We use these non-GAAP measures in conjunction with GAAP measures as part of our overall assessment of our performance, including the preparation of our annual operating budget and quarterly forecasts, to evaluate the effectiveness of our business strategies and to communicate with our board of directors concerning our financial performance. We believe these non-GAAP measures provide investors consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our operating results. We believe these non-GAAP measures are useful in evaluating our operating performance compared to that of other companies in our industry, as they generally eliminate the effects of certain items that may vary for different companies for reasons unrelated to overall operating performance.

Investors are cautioned that there are material limitations associated with the use of non-GAAP financial measures as an analytical tool. The non-GAAP measures we use may be different from non-GAAP financial measures used by other companies, limiting their usefulness for comparison purposes. We compensate for these limitations by providing specific information regarding the GAAP items excluded from these non-GAAP financial measures.

We exclude the following items from one or more of our non-GAAP financial measures, including the related income tax effect of these adjustments:

•Stock-based compensation expense. We exclude stock-based compensation, which is a non cash expense, from certain of our non-GAAP financial measures because we believe that excluding this item provides meaningful supplemental information regarding operational performance. In particular, stock-based compensation expense is not comparable across companies given the variety of valuation methodologies and subjective assumptions.

•Employer payroll taxes on employee stock transactions. We exclude the amount of employer payroll taxes on stock-based compensation because they are dependent on our stock price at the time of vesting or exercise and other factors that are beyond our control and do not correlate to the operation of the business.

•Amortization of acquired intangibles. We exclude amortization of acquired intangibles, which is a non-cash expense, from certain of our non-GAAP financial measures. Our expenses for amortization of intangibles are inconsistent in amount and frequency because they are significantly affected by the timing, size of acquisitions and the inherent subjective nature of purchase price allocations. We exclude these amortization expenses because we do not believe these expenses have a direct correlation to the operation of our business.

•Acquisition-related expenses. We exclude transaction, integration, and retention expenses that are directly related to business combinations from certain of our non-GAAP financial measures because we believe that excluding these items provides meaningful supplemental information regarding operational performance and investors to make more meaningful comparisons between our operating results and those of other companies.

•Gain on sale of non-marketable equity investments. We exclude gains on sale of non-marketable equity investments from certain of our non-GAAP financial measures because we believe they are unrelated to our ongoing operating performance and are not expected to recur in our continuing operating results.

We define free cash flow as net cash (used in) provided by operating activities, less purchases of property and equipment and capitalized internal-use software. We believe that free cash flow is a useful indicator of liquidity as it measures our ability to generate cash from our core operations after purchases of property and equipment. Free cash flow is a measure to determine, among other things, cash available for strategic initiatives, including further investments in our business and potential acquisitions of businesses.

Operating Metrics

Number of Customers Contributing More Than $5,000 in ARR. We define ARR as the sum total of the revenue we would contractually expect to recognize over the next 12 months from all customers at a point in time, assuming no increases, reductions or cancellations in their subscriptions. We define our total customers contributing more than $5,000 in ARR as of a particular date as the number of business entities or individuals, represented by a unique domain or a unique email address, with one or more paid subscriptions to one or more of our products that contributed more than $5,000 in ARR.

Net Dollar Retention Rate. To calculate net dollar retention rate as of a given date, we first determine Entering ARR, which is ARR from the population of our customers as of 12 months prior to the end of the reporting period. We then calculate the Ending ARR from the same set of customers as of the end of the reporting period. We then divide the Ending ARR by the Entering ARR to arrive at our net dollar retention rate. Ending ARR includes upsells, cross-sells, and renewals during the measurement period and is net of any contraction or attrition over this period.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements relate to, among other things, our GAAP and non-GAAP estimates for the fourth quarter and full year 2021, our financial outlook, our vision for our products to delight our customers, the consistency and comparability of our financial performance and the usefulness of the measures by which we evaluate our business, among other things. These forward-looking statements are based on Freshworks’ current expectations, estimates and projections about its business and industry, management’s beliefs and certain assumptions made by the company, all of which are subject to change. Forward-looking statements generally can be identified by the use of forward-looking terminology such as, “future”, "believe," "expect," "may," "will," "intend," "estimate," "continue," “anticipate,” “could,” “would,” “projects,” “plans,” “targets” or similar expressions or the negative of those terms or expressions. Such statements involve risks and uncertainties, many of which involve factors or circumstances that are beyond our control, which could cause actual results to vary materially from those expressed in or indicated by the forward-looking statements. Factors that may cause actual results to differ materially include our ability to achieve our long-term plans and key initiatives; our ability to maintain or grow the momentum of our business and operations; our ability to attract and retain customers or expand sales to existing customers; delays in product development or deployments or the success of such products; the failure to deliver competitive service offerings and lack of market acceptance of any offerings delivered; the impact to the economy, our customers and our business due to the ongoing COVID-19 pandemic; the timeframes for and severity of the impact of COVID-19 on our customers’ purchasing and renewal decisions, which may extend the length of our sales cycles; any weakened global economic conditions that adversely affect our industry; our history of net losses and ability to achieve or sustain profitability; our ability to sustain or manage any future growth effectively; potential interruptions or performance problems, including a service outage, associated with our technology and the impact of challenges related to being a newly listed public company, as well as the other potential factors described under "Risk Factors" included in Freshworks’ final prospectus dated September 21, 2021 relating to Freshworks’ initial public offering and other documents of Freshworks Inc. on file with the Securities and Exchange Commission (available at www.sec.gov).

Freshworks cautions you not to place undue reliance on forward-looking statements, which speak only as of the date hereof and are based on information available to Freshworks at the time the statements are made and/or management’s good faith belief as of that time with respect to future events. Freshworks assumes no obligation to update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release, except as required by law.

About Freshworks Inc.

Freshworks makes it fast and easy for businesses to delight their customers and employees. We do this by taking a fresh approach to building and delivering software that is affordable, quick to implement, and designed for the end user. Headquartered in San Mateo, California, Freshworks has a dedicated team operating from 13 global locations to serve 50,000+ customers including Bridgestone, Chargebee, DeliveryHero, ITV, Klarna, Multichoice, OfficeMax, TaylorMade and Vice Media. For more information visit www.freshworks.com.

Investor Relations Contact:
Joon Huh
investor@freshworks.com
650-988-5699

Media Relations Contact:
Jayne Gonzalez
press@freshworks.com
408-348-1087

© 2021 Freshworks Inc. All Rights Reserved. Freshworks and its associated logo is a trademark of Freshworks Inc. All other company, brand and product names may be trademarks or registered trademarks of their respective companies. Nothing in this press release should be construed to the contrary, or as an approval, endorsement or sponsorship by any first parties of Freshworks Inc. or any aspect of this press release.

FRESHWORKS INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue	$96,614	$66,187	$265,542	$176,658
Cost of revenue	22,236	13,163	57,632	37,020
Gross profit	74,378	53,024	207,910	139,638
Operating expense:
Research and development(1)	57,087	13,249	91,377	53,062
Sales and marketing(1)	96,785	34,164	188,155	95,348
General and administrative(1)	60,759	5,558	76,785	43,953
Total operating expenses	214,631	52,971	356,317	192,363
(Loss) income from operations	(140,253)	53	(148,407)	(52,725)
Interest and other income, net	22,923	1,239	23,428	862
(Loss) income before income taxes	(117,330)	1,292	(124,979)	(51,863)
(Benefit from) provision for income taxes	(9,915)	(95)	(7,720)	3,896
Net (loss) income	(107,415)	1,387	(117,259)	(55,759)
Accretion of redeemable convertible preferred stock	(2,264,838)	(269,358)	(2,646,662)	(371,522)
Net loss attributable to common stockholders	$(2,372,253)	$(267,971)	$(2,763,921)	$(427,281)

Net loss per share attributable to common stockholders - basic and diluted	$(24.72)	$(3.49)	$(32.96)	$(5.56)

Weighted average shares used in computing net loss per share attributable to common stockholders - basic and diluted	95,930	76,880	83,860	76,846

______________________
(1)    Includes stock-based compensation expense as follows (in thousands):

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Cost of revenue	$3,983	$—	$3,983	$—
Research and development(2)	36,823	—	36,823	15,890
Sales and marketing	40,465	—	40,465	7
General and administrative(2)	42,988	—	42,988	27,383
Total stock-based compensation expense	$124,259	$—	$124,259	$43,280
______________________
(2)    Includes stock-based compensation of $43.2 million recognized from the secondary equity transactions in the first quarter of 2020, of which $15.9 million was recorded in research and development and $27.3 million was recorded in general and administrative.

FRESHWORKS INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 30, 2021	December 31, 2020
	(unaudited)
Assets
Cash and cash equivalents	$1,179,958	$95,382
Marketable securities	146,592	142,733
Accounts receivable, net	44,298	34,270
Deferred contract acquisition costs	13,001	9,167
Prepaid expenses and other current assets	37,956	30,852
Total current assets	1,421,805	312,404

Property and equipment, net	21,205	20,784
Deferred contract acquisition costs, noncurrent	13,219	9,106
Intangible assets, net	2,985	6,223
Goodwill	6,181	6,181
Deferred tax assets	16,048	4,393
Other assets	6,062	8,333
Total assets	$1,487,505	$367,424
Liabilities, Redeemable Convertible Preferred Stock and Stockholders' Equity (Deficit)
Current liabilities:
Accounts payable	$3,184	$3,710
Accrued liabilities	54,146	35,608
Deferred revenue	143,159	104,184
Income tax payable	865	8,740
Total current liabilities	201,354	152,242
Other liabilities	18,273	16,827
Total liabilities	219,627	169,069

Redeemable convertible preferred stock	—	2,895,096

Stockholders' Equity (Deficit)
Common stock	—	1
Additional paid-in capital	4,464,100	—
Accumulated other comprehensive (loss) income	(20)	411
Accumulated deficit	(3,196,205)	(2,697,153)
Total stockholders' equity (deficit)	1,267,878	(2,696,741)
Total liabilities, redeemable convertible preferred stock and stockholders' equity (deficit)	$1,487,505	$367,424

FRESHWORKS INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Cash Flows Operating Activities:
Net loss	$(107,415)	$1,387	$(117,259)	$(55,759)
Adjustments to reconcile net loss to net cash (used in) provided by operating activities:
Depreciation and amortization	3,374	2,837	9,792	8,215
Amortization of deferred contract acquisition costs	3,416	1,986	9,085	5,374
Stock-based compensation	124,259	—	124,259	43,280
Premium amortization on marketable securities	411	340	1,206	874
Gain realized on sale of marketable securities and non-marketable equity investments	(23,821)	(108)	(23,835)	(132)
Change in fair value of equity securities	(35)	(107)	(100)	(44)
Deferred income taxes	(11,721)	—	(11,721)	—
Other	69	308	133	184
Changes in operating assets and liabilities:
Accounts receivable	(3,929)	(3,705)	(10,039)	(6,116)
Deferred contract acquisition costs	(6,032)	(3,307)	(17,032)	(9,935)
Prepaid expenses and other assets	(12,963)	(941)	(14,823)	(6,312)
Accounts payable	(4,513)	(3,634)	(542)	(2,529)
Accrued and other liabilities	24,193	6,439	18,517	17,267
Deferred revenue	12,661	11,266	38,975	24,682
Net cash (used in) provided by operating activities	(2,046)	12,761	6,616	19,049
Cash Flows from Investing Activities:
Purchases of property and equipment	(1,270)	(1,072)	(4,056)	(3,628)
Proceeds from sale of property and equipment	8	—	565	—
Capitalized internal-use software	(873)	(1,426)	(3,050)	(3,828)
Sale of non-marketable equity investments	23,979	—	23,979	—
Purchases of marketable securities	(43,988)	(33,147)	(154,828)	(99,058)
Sales of marketable securities	2,076	10,659	36,831	15,658
Maturities and redemptions of marketable securities	30,750	23,361	112,554	59,462
Acquired intangible assets	—	—	—	(1,750)
Business combination, net of cash acquired	—	—	—	(5,075)
Net cash provided by (used in) investing activities	10,682	(1,625)	11,995	(38,219)
Cash Flows from Financing Activities:
Proceeds from initial public offering, net of underwriting discounts and offering expenses	1,069,348	—	1,069,348	—
Proceeds from exercise of stock options	12	110	43	121
Payment of deferred offering costs	(3,067)	—	(5,472)	—
Payment of acquisition-related liabilities	(900)	(1,200)	(900)	(1,200)
Net cash provided by (used in) financing activities	1,065,393	(1,090)	1,063,019	(1,079)
Net increase (decrease) in cash, cash equivalents and restricted cash	1,074,029	10,046	1,081,630	(20,249)
Cash, cash equivalents and restricted cash, beginning of period	105,932	48,840	98,331	79,135
Cash, cash equivalents and restricted cash, end of period	$1,179,961	$58,886	$1,179,961	$58,886

FRESHWORKS INC.
RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Reconciliation of gross profit and gross margin:
GAAP gross profit	$74,378	$53,024	$207,910	$139,638
Add: stock-based compensation expense - employee awards	3,983	—	3,983	—
Add: employer taxes on employee stock transactions	523	—	523	—
Add: amortization of acquired intangibles	990	1,026	2,939	2,848
Non-GAAP gross profit	$79,874	$54,050	$215,355	$142,486
GAAP gross margin	77.0%	80.1%	78.3%	79.0%
Non-GAAP gross margin	82.7%	81.7%	81.1%	80.7%

Reconciliation of operating expenses:
GAAP research and development	$57,087	$13,249	$91,377	$53,062
Less: stock-based compensation expense - employee awards	(36,823)	—	(36,823)	(8)
Less: stock-based compensation expense - 2020 equity transactions	—	—	—	(15,882)
Less: employer taxes on employee stock transactions	(1,632)	—	(1,632)	—
Non-GAAP research and development	$18,632	$13,249	$52,922	$37,172
GAAP research and development as percentage of revenue	59.1%	20.0%	34.4%	30.0%
Non-GAAP research and development as percentage of revenue	19.3%	20.0%	19.9%	21.0%

GAAP sales and marketing	$96,785	$34,164	$188,155	$95,348
Less: stock-based compensation expense - employee awards	(40,465)	—	(40,465)	(7)
Less: employer taxes on employee stock transactions	(4,409)	—	(4,409)	—
Less: amortization of acquired intangibles	(101)	(100)	(299)	(300)
Non-GAAP sales and marketing	$51,810	$34,064	$142,982	$95,041
GAAP sales and marketing as percentage of revenue	100.2%	51.6%	70.9%	54.0%
Non-GAAP sales and marketing as percentage of revenue	53.6%	51.5%	53.8%	53.8%

GAAP general and administrative	$60,759	$5,558	$76,785	$43,953
Less: stock-based compensation expense - employee awards	(42,988)	—	(42,988)	(29)
Less: stock-based compensation expense - 2020 equity transactions	—	—	—	(27,354)
Less: employer taxes on employee stock transactions	(6,815)	—	(6,815)	—
Less: acquisition-related expenses	—	—	—	(304)
Non-GAAP general and administrative	$10,956	$5,558	$26,982	$16,266
GAAP general and administrative as percentage of revenue	62.9%	8.4%	28.9%	24.6%
Non-GAAP general and administrative as percentage of revenue	11.3%	8.4%	10.2%	9.2%

Reconciliation of operating (loss) income and operating margin:
GAAP (loss) income from operations	$(140,253)	$53	$(148,407)	$(52,725)
Add: stock-based compensation expense - employee awards	124,259	—	124,259	44
Add: stock-based compensation expense - 2020 equity transactions	—	—	—	43,236
Add: employer taxes and employee stock transactions	13,379	—	13,379	—
Add: amortization of acquired intangibles	1,091	1,126	3,238	3,148
Add: acquisition-related expenses	—	—	—	304
Non-GAAP (loss) income from operations	$(1,524)	$1,179	$(7,531)	$(5,993)
GAAP operating margin	(145.2)%	0.1%	(55.9)%	(29.5)%
Non-GAAP operating margin	(1.6)%	1.8%	(2.8)%	(3.4)%

Reconciliation of net (loss) income attributable to common stockholders - basic:
GAAP net loss attributable to common stockholders	$(2,372,253)	$(267,971)	$(2,763,921)	$(427,281)
Add: accretion of redeemable convertible preferred stock	2,264,838	269,358	2,646,662	371,522
Add: stock-based compensation expense - employee awards	124,259	—	124,259	44
Add: stock-based compensation expense - 2020 equity transactions	—	—	—	43,236
Add: employer taxes and employee stock transactions	13,379	—	13,379	—
Add: amortization of acquired intangibles	1,091	1,126	3,238	3,148
Add: acquisition-related expenses	—	—	—	304
Less: gain on sale of non-marketable equity investments	(23,830)	—	(23,830)	—
Less: income tax adjustments	(11,555)	—	(11,555)	—
Non-GAAP net (loss) income attributable to common stockholders - basic	$(4,071)	$2,513	$(11,768)	$(9,027)

Reconciliation of net loss per share - basic:
GAAP net loss per share attributable to common stockholders - basic	$(24.72)	$(3.49)	$(32.96)	$(5.56)
Add: accretion of redeemable convertible preferred stock	23.61	3.50	31.56	4.84
Add: stock-based compensation expense - employee awards	1.29	—	1.48	—
Add: stock-based compensation expense - 2020 equity transactions	—	—	—	0.56
Add: employer taxes and employee stock transactions	0.14	—	0.16	—
Add: amortization of acquired intangibles	0.01	0.02	0.04	0.04
Less: gain on sale of non-marketable equity investments	(0.25)	—	(0.28)	—
Less: income tax adjustments	(0.12)	—	(0.14)	—
Non-GAAP net (loss) income per share attributable to common stockholders - basic	$(0.04)	$0.03	$(0.14)	$(0.12)
Weighted-average shares used in computing GAAP and non-GAAP net (loss) income per share attributable to common stockholders - basic	95,930	76,880	83,860	76,846

Reconciliation of net (loss) income and net (loss) income per share - diluted:
GAAP net loss attributable to common stockholders - diluted	$(2,372,253)	$(267,971)	$(2,763,921)	$(427,281)
Add: accretion of redeemable convertible preferred stock	2,264,838	269,358	2,646,662	371,522
Add: stock-based compensation expense - employee awards	124,259	—	124,259	44
Add: stock-based compensation expense - 2020 equity transactions	—	—	—	43,236
Add: employer taxes and employee stock transactions	13,379	—	13,379	—
Add: amortization of acquired intangibles	1,091	1,126	3,238	3,148
Add: acquisition-related expenses	—	—	—	304
Less: gain on sale of non-marketable equity investments	(23,830)	—	(23,830)	—
Less: income tax adjustments	(11,555)	—	(11,555)	—
Non-GAAP net (loss) income attributable to common stockholders - diluted	$(4,071)	$2,513	$(11,768)	$(9,027)

Denominator:
Weighted-average shares used in computing GAAP and non-GAAP net (loss) income per share attributable to common stockholders	95,930	76,880	83,860	76,846
Effect of potentially dilutive securities:
Stock options	—	2,822	—	—
Assumed conversion of redeemable convertible preferred stock at the beginning of period	—	153,938	—	—
Weighted-average shares used in computing non-GAAP net (loss) income per share attributable to common stockholders - diluted	95,930	233,640	83,860	76,846
Non-GAAP net (loss) income per share attributable to common stockholders - diluted	$(0.04)	$0.01	$(0.14)	$(0.12)

Computation of free cash flow:
Net cash provided by (used in) investing activities	$10,682	$(1,625)	$11,995	$(38,219)
Net cash provided by (used in) financing activities	$1,065,393	$(1,090)	$1,063,019	$(1,079)
Net cash (used in) provided by operating activities	$(2,046)	$12,761	$6,616	$19,049
Less: purchases of property and equipment	(1,270)	(1,072)	(4,056)	(3,628)
Less: capitalized internal-use software	(873)	(1,426)	(3,050)	(3,828)
Free cash flow	$(4,189)	$10,263	$(490)	$11,593